Exhibit 22

Subsidiary Guarantors

Each of the following subsidiaries of The Marcus Corporation, a Wisconsin corporation (the “Company”), has fully guaranteed each of the debt securities of the Company listed below.

Subsidiary Guarantors

B & G SUN PRAIRIE, LLC

B&G REALTY, LLC

BROOKFIELD CORNERS DEVELOPMENT, LLC

CAFE REFRESHMENTS, INC.

CAPTAINS-KENOSHA, INC.

CENTURY LAKES WP CINEMA, LLC

COLONY INNS RESTAURANT CORPORATION

CORNERS OF BROOKFIELD, LLC

EFAH, LLC

FAMILY ENTERTAINMENT, LLC

FIRST AMERICAN FINANCE CORPORATION

GRAND GENEVA, LLC

GRAYDIENT CREATIVE, LLC

GS HOLDINGS, INC.

HOSPITALITAS INDEMNITY, INC.

INTERNATIONAL EXPORTS CHICAGO, LLC

INTERNATIONAL EXPORTS, LLC

MARCUS BIS PARTNERS, LLC

MARCUS BIS, LLC

MARCUS BLOOMINGTON, LLC

MARCUS CINEMAS OF MINNESOTA AND ILLINOIS, INC.

MARCUS CINEMAS OF OHIO, LLC

MARCUS CINEMAS OF WISCONSIN, LLC

MARCUS CONSID, LLC

MARCUS DEVELOPMENT, LLC

MARCUS EL PASO, LLC

MARCUS FRANKLIN, LLC

MARCUS HOTELS ASSOCIATES, INC.

MARCUS HOTELS HOSPITALITY, LLC

MARCUS HOTELS, INC.

MARCUS HOUSTON, LLC

MARCUS LINCOLN HOTEL, LLC

MARCUS LINCOLN, LLC

MARCUS MANAGEMENT LAS VEGAS, LLC

MARCUS MARYLAND, LLC

MARCUS MIDWEST, LLC

MARCUS MURIETA, LLC

MARCUS NORTH HOLLYWOOD, LLC

MARCUS NORTHSTAR, INC.

MARCUS OMAHA, LLC

MARCUS RESTAURANTS, INC.

MARCUS RS, LLC

MARCUS SCHIL, LLC

MARCUS SKIRVIN, INC.

MARCUS SOUTHPORT, LLC

MARCUS SOUTHRIDGE DEVELOPMENT, LLC

MARCUS SPB, LLC

MARCUS THEATRES MANAGEMENT, LLC

MARCUS THEATRES CORPORATION

MARCUS W, LLC

MCS CAPITAL, LLC

MH EXCHANGE HOLDINGS, LLC

MH EXCHANGE III, LLC

MH EXCHANGE IV, LLC

MH EXCHANGE V, LLC

MH EXCHANGE VI, LLC

MH EXCHANGE, LLC

MILWAUKEE CITY CENTER, LLC

MMT LAPAGAVA, LLC

MMT TEXNY, LLC

MOORHEAD GREEN, LLC

NEBRASKA ENTERTAINMENT, INC.

PARKWOOD WESTPOINT PLAZA, LLC

P-CORN ACQUISITIONS OF MINNESOTA AND ILLINOIS, LLC

P-CORN ACQUISITIONS MISSOURI CORPORATION

P-CORN ACQUISITIONS, LLC

PLATINUM CONDOMINIUM DEVELOPMENT, LLC

PLATINUM HOLDINGS LAS VEGAS, LLC

RESORT MISSOURI, LLC

RUSH ONTARIO, LLC

SAFARI MADISON, LLC

SAUK RAPIDS CINEMA, LLC

SHIP, LLC

SPRINGDALE 2006, LLC

Debt Securities of the Company Guaranteed by each of the Subsidiary Guarantors:

4.02% Senior Notes due August 2025

4.32% Senior Notes due February 2027